SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 16, 2021

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3075 LOYALTY CIRCLE
COLUMBUS, OH 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ADS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee of the Board of Directors and the Board of Directors of Alliance Data Systems Corporation (the “Company”) approved long-term equity incentive compensation awards for the Company’s executives and senior leaders, and such awards were granted on February 16, 2021. Granted pursuant to the Company’s 2020 Omnibus Incentive Plan, the long-term equity incentive compensation awards include both performance-based restricted stock units (“PBRSUs”) and time-based restricted stock units (“TBRSUs”).

The PBRSUs have a three-year performance period and are subject to measurement of the achievement of the metrics described below, made at the discretion of the Company’s Compensation Committee. The PBRSUs are subject to an annual return on equity (“ROE”) metric with threshold, target and maximum goals for each of 2021, 2022 and 2023 and then modified by a relative Total Shareholder Return (“rTSR”) metric at the conclusion of the three-year period ended December 31, 2023. For the ROE metric, threshold, target and maximum goals from 50% to 150% achievement may be calculated on a scale interpolated between the fixed threshold, target and maximum goal amounts, with the average of such achievement adjusted +/- 20% by the rTSR modifier measurement, for a 30% to 170% payout (the “PBRSU awards”).  Following any such adjustment, restrictions will lapse with respect to 100% of the PBRSU awards on February 16, 2024 (“PBRSU Vesting Date”) provided that the participant is employed by the Company on such PBRSU Vesting Date.

Restrictions will lapse with respect to 33%/33%/34% of the TBRSU awards on the first, second and third anniversary dates of February 16, 2021 (each such date a “TBRSU Vesting Date”) provided that the participant is employed by the Company on each such TBRSU Vesting Date.

The base number of TBRSU awards and PBRSU awards, which may be adjusted as described above, granted to the Company’s chief executive officer, chief financial officer and named executive officers are as follows:

Ralph J. Andretta, President and Chief Executive Officer:
56,684   (TBRSU)
34,010   (PBRSU)

Timothy P. King, EVP and Chief Financial Officer:
14,847   (TBRSU)
8,908    (PBRSU)

Joseph L. Motes III, EVP, Chief Administrative Officer, General Counsel and Secretary:
18,896   (TBRSU)
8,908    (PBRSU)

Laura Santillan, SVP, Chief Accounting Officer:
9,785   (TBRSU)
5,871   (PBRSU)

John J. Chesnut, SVP, Treasurer:
9,110   (TBRSU)
5,466   (PBRSU)

Consistent with 2020, Mr. Horn will not receive a long-term equity incentive compensation award.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1	Form of Time-Based Restricted Stock Unit Award Agreement under the Alliance Data Systems Corporation 2020 Omnibus Incentive Plan.

10.2*	Form of Performance-Based Restricted Stock Unit Award Agreement under the Alliance Data Systems Corporation 2020 Omnibus Incentive Plan (2021 grant).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Alliance Data hereby undertakes to furnish supplemental copies of any of the omitted exhibits upon request by the U.S. Securities and Exchange Commission.

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: February 18, 2021	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary